Exhibit 99.1

AURIGA LABORATORIES, INC. SECURES $2.5 MILLION FUNDING COMMITMENT

LOS ANGELES, CA: December 19, 2007-  Auriga Laboratories, Inc. (OTCBB: ARGA), a specialty pharmaceutical company, announced today the signing of a 2.5 million dollar Investment  Agreement  with  Dutchess  Private  Equities  Fund  Ltd. to provide long-term expansion  capital  to  the  Company.

Philip S. Pesin, Chairman and Chief Executive Officer of Auriga, stated, "Dutchess has many years of experience assisting companies like Auriga in all facets of their long-term  strategy  by  providing  capital  and progressive business solutions. Since 1996, Dutchess  has  transacted  in  excess of $1 billion in financing for publicly-traded  companies. The Investment Agreement with Dutchess will give Auriga the ability to internally finance growth and take advantage of anticipated future product launches. The Investment Agreement, in the form of an Equity  Credit  Line,  provides for Auriga to have the right to require Dutchess to purchase  up  to  $2.5  million  of the company's common stock at a seven percent discount  to  market over the course of 36 months after a registration statement has  been declared effective by the U.S. Securities and Exchange Commission. The company  plans  to  file  a Registration  Statement  within  15  days."

About Auriga Laboratories(TM)

Auriga Laboratories is a specialty pharmaceutical company building an industry changing commission based-sales model. The company's high-growth business model combines driving revenues through a variable cost commission-based sales structure, acquisition of proven brand names, introduction of new brands, and a strategic development pipeline, all of which designed to enhance its growing direct relationships with physicians nationwide. Auriga's exclusive prescription and over-the-counter product portfolio includes Aquoral™ for the treatment of Xerostomia, Akurza™ , Xyralid™, Zytopic™, and Coraz™ dermatology products, and the Zinx™ product line for relief of symptoms associated with the common cold. For more information, visit: www.aurigalabs.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to the company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. The company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the company's ability to increase its sales force and the success of such sales force in selling its products in light of competitive and other factors, the regulatory status and/or regulatory compliance of its products, the development of additional products, its ability to sustain market acceptance for its products, its dependence on collaborators, the company's exposure to product liability claims, and the company's prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Contact:
Investor Relations:
Philip S. Pesin
Chief Executive Officer
310-461-3600
investors@aurigalabs.com